SUPPLEMENT

Dated November 28, 2006

to the Class IA Shares Prospectus

(Investment Options within Union Security Variable Annuities)

(the “Prospectus”)

dated May 1, 2006

for Hartford HLS Funds

The Prospectus is revised as follows effective December 4, 2006:

Replacement of Northern Capital Management, LLC. with Hartford Investment Management Company as sub-adviser to Hartford MidCap Stock HLS Fund

On August 2, 2006, the Board of Directors approved a resolution changing the name of the “Hartford MidCap Stock HLS Fund” to “Hartford MidCap Growth HLS Fund.”  In addition, the Board of Directors approved a resolution changing the investment goal and principal investment strategy as described more fully below.

At a Special Meeting of Shareholders held on November 16, 2006, shareholders of Hartford MidCap Stock HLS Fund approved a sub-advisory agreement (the “Agreement”) between HL Investment Advisors, LLC, the fund’s investment adviser, and Hartford Investment Management Company (“Hartford Investment Management”).  Pursuant to the Agreement, to take effect on or about December 4, 2006, Hartford Investment Management will replace the fund’s current sub-adviser, Northern Capital Management, LLC, (“Northern Capital”) and will serve as sole sub-adviser to the fund.  Accordingly, all references and disclosures concerning Northern Capital are hereby deleted.

(a)                                  On the front cover of the Prospectus, the fund’s name is changed to “Hartford MidCap Growth HLS Fund” and conforming changes are made throughout the Prospectus. (Effective December 11, 2006).

(b)                                 The paragraph following the section entitled “Investment Goal” is hereby deleted and replaced with the following:

The Hartford MidCap Growth HLS Fund seeks long-term growth of capital.

(c)                                  In the section entitled “Principal Investment Strategy,” the first through third paragraphs are hereby deleted and replaced with following:

The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell MidCap Growth and S&P MidCap 400 Indices. As of March 31, 2006, this range was between $453 million and $23.535 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

A key tenet of the investment management team’s investment philosophy is that earnings growth drives stock prices. The investment management team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or “tailwinds.” To identify stocks with superior potential for earnings growth, the investment management team will combine a bottom-up approach with top-down industry analysis. Key investment themes, industry trends, and companies will be identified through this fundamental analysis. Fundamental analysis involves meeting with a company’s management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.

(d)                                 In the section entitled “Main Risks,” the references to “Northern Capital” have been replaced with “Hartford Investment Management.”

(e)                                  In the section entitled “Main Risks,” following the third paragraph, the following paragraph is inserted:”

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

(f)                                    In the section entitled “Past Performance,” in the last full paragraph, the last sentence is deleted and replaced with the following:

Hartford Investment Management became a sub-adviser effective on or about December 4, 2006.  Performance information represents performance of previous sub-advisers.

(g)                                 In the section entitled “Past Performance,” in the table entitled “Average Annual Total Returns for Periods Ending 12/31/05,” after the reference to the S&P 400 Index, the following is added:

	1 year	5 years	Since Inception (May 1, 1998)
Russell MidCap Growth Index (reflects no deduction for fees, expenses and taxes)	12.10%	1.38%	5.30	%(2)

(2) Return is from April 30, 1998

(h)                                 The MidCap Growth HLS Fund may invest in the securities of foreign issuers and non-dollar securities as part of its principal investment strategy.  Accordingly, in the

Section entitled “Investment Strategies and Investment Matters” “Foreign Investments,” references to the MidCap Growth HLS Fund not being able to invest in the securities of foreign issuers and non-dollar securities as part of its principal investment strategy are hereby removed.

(i)                                     In the section entitled “Portfolio Managers,” the information concerning Northern Capital’s portfolio managers is hereby deleted and replaced with the following:

Mark Waterhouse

•                  Executive Vice President of Hartford Investment Management since 2005.

•                  Portfolio manager of the Fund since December 2006.

•                  Prior to joining the Hartford Investment Management, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).

(j)                                   In the section entitled “The Investment Sub-Advisers”, the “MidCap Growth HLS Fund is hereby added to the list of funds sub-advised by Hartford Investment Management.

This Supplement should be retained with your Prospectus for future reference.